THE PRUDENTIAL SERIES FUND

Global Portfolio

Supplement dated November 29, 2018 to the

Currently Effective Statement of Additional Information

This supplement should be read in conjunction with the currently effective Statement of Additional Information (the SAI) for The Prudential Series Fund (the Trust). The Global Portfolio (the Portfolio) discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein that are not otherwise defined shall have meanings given to them in the Trust SAI.

Revised Contractual Subadvisory Fee Rate for the Global Portfolio with T. Rowe Price Associates, Inc.

The Board of Trustees of the Trust recently approved amending the subadvisory agreement between PGIM Investments LLC (the Manager) and T. Rowe Price Associates, Inc. (T. Rowe Price) to reflect a new subadvisory fee schedule for the Portfolio. In addition, the Manager has agreed to an additional contractual management fee waiver for the Portfolio. These changes are expected to become effective on December 1, 2018.

To reflect these changes, the SAI is hereby revised as follows, effective December 1, 2018:

I.	The table in Part I of the SAI entitled “Fee Waivers & Expense Limitations” is hereby revised by replacing information pertaining to the Portfolio with the information set forth below:

Fee Waivers & Expense Limitations
Portfolio	Fee Waiver and/or Expense Limitation
Global Portfolio	The Manager has contractually agreed to waive 0.024% of its investment management fee through June 30, 2019. The Manager has also contractually agreed to waive an additional 0.008% of its investment management fee through June 30, 2020. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

II.	The table in Part I of the SAI entitled “Portfolio Subadvisers and Fee Rates” is hereby revised by replacing the information pertaining to T. Rowe Price for the Portfolio with the information set forth below:

Portfolio Subadvisers and Fee Rates
Portfolio	Subadviser	Fee Rate
Global Portfolio	T. Rowe Price

Portfolio daily net assets up to $100 million:
0.50% of average daily net assets to $50 million;
0.45% of average daily net assets over $50 million to $100 million

When Portfolio average daily net assets exceed $100 million:
0.40% of average daily net assets

When Portfolio average daily net assets exceed $200 million:
0.35% of average daily net assets

When Portfolio average daily net assets exceed $500 million:
0.325% on all assets up to $500 million;
0.30% of average daily net assets over $500 million

When Portfolio average daily net assets exceed $1 billion:
0.30% of average daily net assets

When Portfolio average daily net assets exceed $1.5 billion:
0.275% of average daily net assets

When Portfolio average daily net assets exceed $4 billion:
0.245% of average daily net assets

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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